Exhibit 99.2

Effective Consolidator of “Main Street” Property and Casualty Insurers

!

Investor!Presenta,on!

Forward-Looking Statements

The!Company!bases!all!statements!made!in!this!presenta,on!that!are!not!historic!facts!on!its!current! expecta,ons.!These!statements!are!forward=looking!in!nature!(as!defined!in!the!Private!Securi,es! Li,ga,on!Reform!Act!of!1995)!and!involve!a!number!of!risks!and!uncertain,es.!Actual!results!could! vary!materially.!Factors!that!could!cause!actual!results!to!vary!materially!include:!the!Company’s! ability!to!maintain!profitable!opera,ons,!the!adequacy!of!the!loss!and!loss!expense!reserves!of!the! Company’s!insurance!subsidiaries,!business!and!economic!condi,ons!in!the!areas!in!which!the! Company!operates,!interest!rates,!compe,,on!from!various!insurance!and!other!financial!businesses,! terrorism,!the!availability!and!cost!of!reinsurance,!adverse!and!catastrophic!weather!events,!legal!and! judicial!developments,!changes!in!regulatory!requirements,!the!Company’s!ability!to!integrate!and! manage!successfully!the!companies!it!may!acquire!from!,me!to!,me!and!other!risks!the!Company! describes!from!,me!to!,me!in!the!periodic!reports!it!files!with!the!Securi,es!and!Exchange!

Commission.!You!should!not!place!undue!reliance!on!any!such!forward=looking!statements.!!The! Company!disclaims!any!obliga,on!to!update!such!statements!or!to!announce!publicly!the!results!of! any!revisions!that!it!may!make!to!any!forward=looking!statements!to!reflect!the!occurrence!of! an,cipated!or!unan,cipated!events!or!circumstances!aSer!the!date!of!such!statements.!!

Reconcilia,ons!of!non=GAAP!data!are!available!in!the!Investors!sec,on!of!the!Company’s!website!at! www.donegalgroup.com!in!the!Company’s!news!releases!regarding!quarterly!financial!results.!

Snapshot: NASDAQ:DGICA/DGICB

• Insurance!holding!company!with!controlling!mutual!affiliate!

– Class!A!dividend!yield!of!3.5%!

– Class!A!shares!have!1/10!vote;!Class!B!shares!have!one!vote!

• Regional!standard!market!property!and!casualty!insurance!group!

– 22!Mid=Atlan,c,!Midwestern,!New!England!and!Southern!states!

– Distribu,on!force!of!approximately!2,500!independent!agencies!

– $454!million!in!2011!net!wriben!premiums,!up!16%!from!2010!!

($629&million&in&agency&direct&wri5en&premiums&for&insurance&group*)&

– Completed!ten!M&A!transac,ons!since!1988!

• Rated!A!(Excellent)!by!A.M.!Best!

– Debt=to=capital!of!approximately!19%!

– Premium=to=surplus!ra,o!of!approximately!1.3=to=1!

*&Includes&Donegal&Mutual&Insurance&Company&and&Southern&Mutual&Insurance&Company&

Objective: Outperform Industry
Service, Profitability and Book Value Growth

Change in Net Written Premiums

DGI CAGR: 9.9% Index CAGR: 1.9%



50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

GAAP Combined Ratio

DGI Avg: 97.2% Index Avg: 101.8%



130%
125%
120%
115%
110%
105%
100%
95%
90%
85%
80%
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Change in Book Value

DGI CAGR: 7.0% Index CAGR: 6.5%



25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Donegal Group — SNL Small Cap U.S. Insurance Index (average)

DONEGAL GROUP INC.

4

1H 2012: Strong Growth and Improved Operating EPS* of 30¢ vs. 10¢ Loss in 1H 2011

- 9.7% increase in net written premiums
  - 7.4% from organic growth, including 12.0% commercial lines expansion with continued signs of improving pricing environment
  - 2.3% from change in external quota-share agreement for Michigan Insurance Company subsidiary
- 92.0% commercial lines and 105.0% personal lines statutory combined ratios
  - 100.2% overall statutory combined ratio, improved from 103.9% in 1H 2011
  - 102.5% overall GAAP combined ratio, improved from 108.1% in 1H 2011
  - Primary factors impacting 1H 2012 were elevated weather losses, increase in fire losses and modest strengthening of prior-year reserves
  - Concentrating on initiatives to drive sustained underwriting profitability
- Decline in investment income due to lower yields
- Book value per share at $15.36 vs. $15.01 at year-end 2011

** Reconciliations and definitions of non-GAAP data are available on the Investors area of our website*

DONEGAL GROUP INC.

5

Achieve Objectives By Implementing Plan

Con@nue’to’pursue’consolida@on’opportuni@es’

Complement!with!organic!growth!and!diversifica,on!! Translate!into!book!value!growth!

Acquisitions Have Made Meaningful Contribution to Long-term Growth

Michigan’ Net’Wri-en’Premiums’ $454’

Sheboygan’ (dollars’in’millions)’

Peninsula’ 10%’CAGR’ $392’

Le’Mars’ $365’ $363’

Southern’

Atlan@c’States’ $302’ $307’ $314’

$283’

$195’ $207’

2002! 2003! 2004! 2005! 2006! 2007! 2008! 2009! 2010! 2011!

January’2004” December’2008” December’2010”

Acquired’Le’Mars’and’Peninsula Acquired’Sheboygan’Falls’ Acquired’Michigan”

Implemented’Pooling’Change’ Implemented’25%’Quota’Share

Structure Provides Flexibility and Capacity


Public Stockholders
47%(1)
Donegal Mutual Insurance Company
52%
53%(1)
20%
Donegal Financial Services Corporation (Union Community Bank)
Donegal Group Inc.
48%
POOLING AGREEMENT
100% Reinsurance
80%
100%
100%
100%
100%
100%
100%
Sheboygan Falls Insurance Company
Michigan Insurance Company
Southern Insurance Company of Virginia
Le Mars Insurance Company
The Peninsula Insurance Company
Atlantic States Insurance Company
Southern Mutual Insurance Company
100%
Peninsula Indemnity Company
= P&C Insurance Subsidiaries
= Thrift Holding Company /Federal Savings Bank

(1) Because of the different relative voting power of Class A common stock and Class B common stock, public stockholders hold approximately 34% of the aggregate voting power of the combined classes, and Donegal Mutual holds approximately 66% of the aggregate voting power of the combined classes.

DONEGAL GROUP INC.
9

Southern Mutual Insurance Company
Affiliation with Donegal Mutual – 2009

- Donegal Mutual surplus note investment of $2.5 million
- $13.9 million in 2011 direct written premiums
- 100% quota share reinsurance with Donegal Mutual
  - SMIC cedes underwriting results to Donegal Mutual
  - Donegal Mutual includes business in pooling agreement with Atlantic States (80% of SMIC business to Donegal Group)
- Expanded market presence in Georgia and South Carolina
- Serves as model for mutual-to-mutual affiliations

DONEGAL GROUP INC.
10

Michigan Insurance: Attractive Franchise

Acquired December 2010

• Purchase!price!of! $42!million!=!1.22x!GAAP! book!value!

• Track!record!of!profitability!

• Provided!entry!into!new! state!as!part!of!Midwest! expansion!strategy!

– Capable!management!team!!

– Quality!agency!distribu,on! system!

– Diversified!mix!of!business!

Michigan’Insurance’Company” Combined’Ra@o’(stat)’

100.0%!

90.0%!

80.0%!

70.0%!

60.0%!

50.0%!

40.0%!

30.0%!

20.0%!

10.0%!

0.0%!

2005! 2006! 2007! 2008! 2009! 2010! 2011!

Michigan Insurance: Potential for Increased Premium Contribution

• Op,on!to!con,nue!to! Michigan!Insurance! increase!reten,on!of! business!

• successfully!navigated! Michigan!Insurance!has! state’s!economy!

– Michigan!is!8th!largest! state!based!on!number! of!households!

• system!and!product! 2012!focus!on!comple,ng! conversion!

2010’(under’ 2011’ 2012’

prior’owner)’

Direct!

wriben! $105!million! $108!million! $110!million**!

premiums!

Retained!by!

MICO! 25%! 25%! 35%!

Ceded!to!

Donegal! N/A! 25%! 25%!

Mutual*!

External!

quota!share! 75%! 50%! 40%!

*&Premiums&ceded&to&Donegal&Mutual&are&included&in&&&&

pooling&agreement&with&AtlanCc&States&(80%&to&DGI)&

**!Projected&based&on&sixEmonth&2012&growth&rate&

History of Contributing Transactions

Achieve Objectives By Implementing Plan

Con,nue!to!pursue!consolida,on!opportuni,es!

Complement’with’organic’growth’and’ diversifica@on”

Translate!into!book!value!growth!

Organic Growth Initiatives Emphasize Agent Relationships

- Achieve top three ranking within appointed agencies in "lines of business we serve"
  - Best-in-class customer service and technology
  - High-quality products
  - Consistent claims handling
  - Attractive compensation package
  - Semi-annual agency reviews
  - Maintain personal relationships as agencies grow and consolidate
- Selectively appoint quality agencies to expand distribution in key geographies
  - 2012 focus on strengthening relationships with agencies appointed in 2009-2011
  - Approximately 23% of new business in 2011 from those agencies
  - Targeting 135 appointments in 2012

DONEGAL GROUP INC.
15

Build On Solid Technological Capabilities

Personal’Lines” Commercial’Lines’

• Donegal!offers!”Na,onal! • Donegal!introducing!web=based!

Company”!quo,ng!and! underwri,ng!system!with!

underwri,ng!capabili,es! automated!ra,ng!and!

underwri,ng!

Remain Focused on Underwriting to Best Leverage Rate Increases

Net Written Premiums by Line of Business (December 31, 2011)


Workers' Compensation 11%
Homeowners 20%
Other Personal 2%
Multi Peril 13%
Other Commercial 2%
Commercial Auto 10%
Personal Auto 41%

- Personal lines currently 64% of NWP
  - Multiple rate increases implemented in 2011 will increase premium in 2012
  - Minimal exposure growth other than MICO acquisition
- Commercial lines currently 36% of NWP
  - Commercial lines rates up approximately 3-8% in 1H 2012
  - Most of 1H 2012 increase due to exposure growth

DONEGAL GROUP INC.
17

Employ Sophisticated Actuarial Tools

- Predictive modeling tools enhance our ability to appropriately price our products
  - Sophisticated predictive modeling algorithms for pricing/tiering risks
  - Territorial segmentation and analysis of environmental factors that affect loss experience
  - Exploring tools that allow consideration of vehicle-specific data in pricing
- External information sources allow us to gather competitor pricing information and to develop price optimization strategies
- Formal schedule of regular rate adequacy reviews for all lines of business, including GLM analysis on claim costs and agency performance
- Currently evaluating usage-based insurance tools

DONEGAL GROUP INC.
18

Leverage Personal Lines



In-Force Policy Count
Retention Levels
500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
2008
2009
2010
2011*

** Includes Michigan policies acquired*

- Acquired companies weighted to personal lines
- Focus on the preferred and superior risk markets
- Rate increases in virtually every jurisdiction
- New and renewal inspection and renewal re-tiering
- Seek geographic spread of risk
- Balance portfolio (auto/ home)

DONEGAL GROUP INC.
19

Build Commercial Lines

- Introduce core Donegal products in new regions
- Growth focus on accounts with premiums in $10,000 to $75,000 range
- Expand appetite within classes and lines already written
- Apply underwriting controls
  - Production underwriters
  - Large account reviews
  - Loss control processes
  - Coastal controls



In-Force Policy Count
Retention Levels
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
2008
2009
2010
2011*

** Includes Michigan policies acquired*

DONEGAL GROUP INC.
20

Achieve Objectives By Implementing Plan

Con,nue!to!pursue!consolida,on!opportuni,es! Complement!with!organic!growth!and!diversifica,on!!

Translate’into’book’value’growth’

Build on Healthy Insurance Operations


Personal Lines Loss Ratio
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2005
2006
2007
2008
2009
2010
2011


Commercial Lines Loss Ratio
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2005
2006
2007
2008
2009
2010
2011

Donegal Insurance Group (SNL P&C Group)
SNL P&C Industry (Aggregate)

DONEGAL GROUP INC.
22

Sustain Pricing Discipline and Conservative Underwriting

- Manage exposure to catastrophe/unusual weather events
  - Purchase reinsurance coverage in excess of a one-in-200 year event
- Link employee compensation directly to underwriting performance
- Focus on rate adequacy and pricing sophistication
- Leverage centralized oversight of regional underwriting
- Emphasize IT-based programs such as automated decision trees and predictive modeling
- Address HO results:
  - Higher deductibles
  - Re-inspection programs
  - Managing concentrations

DONEGAL GROUP INC.
23

Maintain Reserve Adequacy

• Reserves!at!$243!million!at! Quarterly’Reserve’Development’

$6!

year=end!2011!(net!of! (dollars!in!millions)!

reinsurance)! $4!

– Midpoint!of!actuarial!range! $2! $2!

– Reported!redundant!reserves! $2!

in!seven!out!of!past!10!years! $1!

$0!

– Conserva,ve!reinsurance! =$1! =$1!

program!limits!vola,lity!! =$1!

=$2! =$2!

• Emphasis!on!faster!claims! =$2!

seblements!leading!to!higher! =$4!

paid!losses!but!reduced! =$6!

2010! 2011! 2012!

longer=term!exposures! Q1! Q2! Q3! Q4!

Drive Increased Efficiency with Automation

Direct’Premiums’per’Employee’ • Current!infrastructure!can!

!$900!! support!premium!growth!

(Dollars!in!thousands)! • Premiums!per!employee!rising!

!$800!! due!to!underwri,ng!systems!

!$700!! • Claims!system!allows!more!

rapid!and!efficient!claims!

!$600!! handling!

!$500!! • Mutual!structure!provides!

opportuni,es!for!opera,onal!

!$400!! and!expense!synergies!

• Expense!ra,o!of!31.4%!for!

!$300!! 2011!vs.!32%!for!2010!due!to!

!$200!! lower!underwri,ng=based!

incen,ves!

Conservative Investment Approach

• $794!million!in!invested!assets!at!June!30,!2012!

– 90%!of!portolio!invested!in!fixed!maturi,es!

• 55%!tax=exempt!securi,es!

• 45%!taxable!securi,es!

• Emphasis!on!quality!

– !86%!AA=rated!or!beber !!

– !98%!A=rated!or!beber!

• No!exposure!to!euro!debt,!sub=prime,!CDO!or!Alt=A!

• Effec,ve!dura,on!=!4.6!years!

• Tax!equivalent!yield!=!3.5%!

• Liquidity!managed!through!laddering!

Maintain Conservative Investment Mix

ShortaTerm”

$759’Million’ Securi@es’ Treasury’

5%’ 3%’ Agency’

in’Invested’ 7%’

Corporate’

Assets*’ 10%’

MortgageaBacked’

Securi@es’(MBS)’

16%’

Bank Investment = 4% of Invested Assets

• Union!Community!Bank!!

– Lancaster!County!(Donegal!headquarters)!bank!

• Expanded!to!13!branches!via!acquisi,on!in!May!2011!

– Added!scale!to!banking!opera,on!

– Enhanced!value!of!historic!bank!investment!

– Increased!poten,al!for!bobom=line!contribu,on!

• DGI!owns!approximately!48%!of!bank!holding!company!

– 52%!owned!by!Donegal!Mutual!

Union Community Bank is Financially Strong and Profitable

• $516!million!in!assets!at!June!30,!2012!

• $4.8!million!in!2011!net!income!!

• $5.0!million!in!first!half!2012!net!income!

• Excellent!capital!ra,os!at!June!30,!2012:!

– Tier!1!capital!to!average!total!assets ! ! !13.89%!

– Tier!1!capital!to!risk=weighted!assets ! ! !19.14%!

– Risk=based!capital!to!risk=weighted!assets! !20.93%!

Outperform Industry in Service, Profitability and Book Value Growth

Strong Capital + Solid Plan to Drive Results

Book’Value’Plus’Cumula@ve’Dividends’ • Rated!A!(Excellent)!by!

A.M.!Best!

– Debt=to=capital!of!

!$20.00!! approximately!19%!!

– Premium=to=surplus!of!

!$15.00!! approximately!1.3=to=1!

• Dividend!yield!of!3.5%!for!

!$10.00!! Class!A!shares!

• Repurchase!authoriza,on!of!

!$5.00!! 300,000!Class!A!shares!

– !!46,000!purchased!in!2012!

!$=!!!! – 118,000!remaining!

Book!Value! Dividends!Paid!

Effective Consolidator of "Main Street" Property and Casualty Insurers

- Continue to pursue consolidation opportunities
  - 10% CAGR in net written premiums since 2001 driven by contribution from transactions
- Complement with organic growth and diversification
  - Strong agency relationships set stage for expansion of commercial lines book
- Translate into book value growth
  - Leveraging strong capital position and solid plan

DONEGAL GROUP INC.

Effective Consolidator of “Main Street” Property and Casualty Insurers

Appendix’

Net Premiums Written by Line of Business

(Dollars in millions)	Q212	Q112	Q411	Q311	Q211	Q111	Q410	Q310	Q210
Personal lines:									
Automobile	$50.2	$48.0	$44.6	$49.5	$47.7	$46.3	$41.9	$45.0	$43.4
Homeowners	27.0	20.2	22.3	24.4	23.4	19.4	20.5	23.8	22.4
Other	4.2	3.7	3.8	3.9	3.9	3.4	3.4	3.5	3.5
Total personal lines	81.4	71.9	70.7	77.8	75.0	69.1	65.8	72.3	69.3
Commercial lines:									
Automobile	14.0	12.9	10.6	10.9	11.8	11.3	8.6	8.9	10.0
Workers' compensation	16.3	18.6	11.0	12.4	13.6	15.0	7.8	8.2	9.1
Commercial multi-peril	17.4	16.4	13.4	13.6	15.7	15.2	11.1	11.5	12.9
Other	2.0	1.5	2.0	1.5	1.8	1.5	1.0	1.0	1.0
Total commercial lines	49.7	49.4	37.0	38.4	42.9	43.1	28.5	29.6	33.0
Total net premiums written	$131.1	$121.3	$107.7	$116.2	$117.9	$112.2	$94.3	$101.9	$102.3

DONEGAL GROUP INC.
34

Quarterly Loss Activity Detail



Quarterly Fire Losses
Quarterly Weather Losses*
(dollars in millions)
$50
$40
$30
$20
$10
$0
$8
$2
$3
$5
$5
$6
$6
$8
$2
$7
$3
$6
$8
$4
$10
$10
$12
$13
$21
$11
2009
2010
2011
2012
2009
2010
2011
2012
Q1
Q2
Q3
Q4
* Net of reinsurance

DONEGAL GROUP INC.
35

Effective Consolidator of “Main Street” Property and Casualty Insurers

!

For!Further!Informa,on:!

Jeffrey!D.!Miller,!Senior!Vice!President!and!Chief!Financial!Officer! Phone:!(717)!426=1931!!Fax:!(717)!426=7031!

E=mail:!jeffmiller@donegalgroup.com! www.DonegalGroup.com!